PETRO RIVER OIL CORP
55 5TH AVENUE, 17TH FL
NEW YORK, New York 10003

December 17, 2018

Scot Cohen
55 5th Avenue
New York, New York 10003
Attn: Scot Cohen

Re:
Interest Extension

Dear Scot:

Reference is hereby made to (i) that certain Loan Agreement (the “Agreement”), dated as of June 18, 2017, entered into by and among Bandolier Energy, LLC (the “Borrower”) and Scot Cohen (the “Lender”), and (ii) that certain Secured Promissory Note in the principal amount of $300,000 dated June 18, 2018 (the “Promissory Note”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement or the Promissory Note.

Scot Cohen hereby is willing to extend the Maturity Date as set forth in Section 2.1.1 of the Loan Agreement, from September 30, 2018 to March 31, 2019.

Please execute this letter below to acknowledge and agree to the Maturity Date extension.

Very truly yours,

BANDOLIER ENERGY, LLC

By:             /s/ Stephen Brunner
Name:        Stephen Brunner
Title:          President

ACCEPTED AND AGREED

By:  /s/ Scot Cohen
        Scot Cohen